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                     METROPOLITAN LIFE SEPARATE ACCOUNT E

                  PREFERENCE PLUS SELECT(R) VARIABLE ANNUITY
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                      SUPPLEMENT DATED NOVEMBER 13, 2006
                                      TO
              THE PROSPECTUS DATED MAY 1, 2006 (AS SUPPLEMENTED)

This supplement revises certain information about the Lifetime Withdrawal Guarantee version of the Guaranteed Withdrawal Benefit and Version I of the Guaranteed Minimum Income Benefit. This supplement also describes a change to the Optional Reset feature of Version III of the Guaranteed Minimum Income Benefit (the "Predictor Plus"), which may be added by rider in states where approved to the Preference Plus Select variable annuity ("Contract") issued by Metropolitan Life Insurance Company ("we," "us," or "our"). This supplement revises information contained in the Prospectus dated May 1, 2006 (as supplemented) for the Contracts. It should be read in its entirety and kept together with your Prospectus for future reference. If you would like another copy of the Prospectus, write to us at 1600 Division Road, West Warwick, RI 02893 Attn: Fulfillment Unit-PPS or call us at (800) 638-7732 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Prospectus.

1. GUARANTEED WITHDRAWAL BENEFIT

A. On page 81, in the second paragraph under "Version I Guaranteed Withdrawal Benefit," replace the second sentence with:

This reduction may be significant and means that return of your purchase payments may be lost.

B. On page 92, delete the fifth and sixth sentences under "Version III Lifetime Withdrawal Guarantee Benefit" and replace with:

Income taxes and penalties may apply to your withdrawals, and withdrawal charges may apply to withdrawals during the first Contract Year unless you elect to take such withdrawals under a Systematic Withdrawal Program.

C. On page 93, second line, in the first bullet item under "Version III Lifetime Withdrawal Guarantee Benefit," replace the language in parentheses with:

(and the life of your spouse, if the Joint Life version of this benefit is elected, and your spouse elects to continue the Contract and is at least age 59 1/2 at continuation)

D. On page 93, after the last bullet item under "Version III Lifetime Withdrawal Guarantee Benefit," add:

In considering whether to purchase the Lifetime Withdrawal Guarantee benefit, you must consider your desire for protection and the cost of the benefit with the possibility that had you not purchased the benefit, your Account Balance may be higher. In considering the benefit of the lifetime withdrawals, you should consider the impact of inflation. Even relatively low levels of inflation may have a significant effect on purchasing power. The Automatic Annual Step-Up, as described below, may provide protection against inflation, if and when there are strong investment returns. As with any guaranteed withdrawal benefit, the Lifetime Withdrawal Guarantee Benefit, however, does not assure that you will receive strong, let alone any, return on your investments.

E. Replace the "5% Compounding Income Amount" paragraph on page 94 with the following:

5% Compounding Income Amount. On each Contract Anniversary until the earlier of: (a) the date of the first withdrawal from the Contract or (b) the tenth Contract Anniversary, the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount are increased by an amount equal to 5% multiplied by the Total Guaranteed Withdrawal Amount

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and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $5,000,000). The Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount may also be increased by the Automatic Annual Step-Up, if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.

F. In the "Remaining Guaranteed Withdrawal Amount" paragraph on page 94, add the following after the second sentence:

The Remaining Guaranteed Withdrawal Amount is also increased by the 5% Compounding Income Amount, as described above.

G. In the "Annual Benefit Payment" section on page 95, replace the second paragraph with the following:

It is important that you carefully manage your annual withdrawals. To ensure that you retain the full guarantees of this benefit, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. If a withdrawal charge does apply, the charge is not included in the amount withdrawn for the purpose of calculating whether annual withdrawals during a Contract Year exceed the Annual Benefit Payment. If a withdrawal from your Contract does result in annual withdrawals during a Contract Year exceeding the Annual Benefit Payment, the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount will be recalculated and the Annual Benefit Payment will be reduced to the new Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate. These reductions in the Total Guaranteed Withdrawal Amount, Remaining Guaranteed Withdrawal Benefit and Annual Benefit Payment may be significant. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your Account Balance to decline to zero.

H. In the "Automatic Annual Step-Up" section, add the following at the end of the paragraph at the top of page 96:

Please note that the Automatic Annual Step-Up may be of limited benefit if you intend to make purchase payments that would cause your Account Balance to approach $5,000,0000, because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $5,000,0000.

I. On page 98, replace the fourth item under "Termination" with the following:

(4) The contract owner or joint owner (or the annuitant if the contract owner is a non-natural person) dies, except where the Contract is issued under the Joint Life version of the Lifetime Withdrawal Guarantee Benefit, the primary beneficiary is the spouse, and the spouse elects to continue the Contract under the spousal continuation provisions of the Contract;

J. Replace the first two paragraphs after the "Termination" items on page 98 with the following:

The Lifetime Withdrawal Guarantee Benefit may affect the death benefit available under your Contract. If the owner or joint owner should die while the Lifetime Withdrawal Guarantee Benefit is in effect, an additional death benefit amount will be calculated under the Lifetime Withdrawal Guarantee Benefit that can be taken in a lump sum. The Lifetime Withdrawal Guarantee Benefit death benefit amount that may be taken as a lump sum will be equal to total purchase payments less any partial withdrawals. If this death benefit amount is greater than the death benefit provided by your Contract, and if withdrawals in each Contract Year did not exceed the Annual Benefit Payment, then this death benefit amount will be paid instead of the death benefit provided by the Contract. All other provisions of your Contract's death benefit will apply.

Alternatively, the beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. This death

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benefit will be paid instead of the applicable contractual death benefit (the basic death benefit, the additional death benefit amount calculated under the Lifetime Withdrawal Guarantee Benefit as described above, or the Annual Step-Up Death Benefit, Greater of Annual Step-Up or 5% Annual Increase Death Benefit, or Earnings Preservation Benefit, if those benefits had been purchased by the owner(s)). Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing.

K. Delete the graph at the top of page 104 and replace with the graph on top of page 80.

2. GUARANTEED MINIMUM INCOME BENEFIT

A. Replace Item 4 of the termination provisions "Version I Guaranteed Minimum Income Benefit" on page 66 with the following:

4. The contract owner dies, except where the beneficiary or joint contract owner is the spouse of the contract owner and the spouse elects to continue the Deferred Annuity, except where the spouse elects to terminate the Guaranteed Minimum Income Benefit, or the annuitant dies (if the contact owner is not a natural person); or

B. Under "Version III Guaranteed Minimum Income Benefit" section of the Prospectus on page 76, delete the first paragraph of the "Optional Reset" subsection and replace it with the following:

OPTIONAL RESET. On any Contract Anniversary as permitted, the contract owner may elect to reset the Annual Increase Amount to the Account Balance. Such a reset may be beneficial if your Account Balance has grown at a rate above the 5% accumulation rate on the Annual Increase Amount. However, resetting the Annual Increase Amount will increase your waiting period for exercising the Guaranteed Minimum Income Benefit by recommencing the period. An Optional Reset is permitted only if (1) the Account Balance exceeds the Annual Increase Amount immediately before the reset; and (2) the contract owner (or oldest joint owner or annuitant if the contract is owned by a non-natural person) is not older than age 75 on the date of the Optional Reset.

If you purchased your Contract on or after February 27, 2006, you may elect either, 1) a one-time Optional Reset at any Contract Anniversary provided the above requirements are met, or 2) Optional Resets to occur automatically ("Optional Automatic Reset"). If you elect Optional Automatic Resets, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Account Balance automatically, provided the above requirements are met. The same conditions described above will apply to each Optional Automatic Reset. You may discontinue this election at any time by notifying us in writing, or any other method that we agree to, at least 30 days prior to the Contract Anniversary on which a reset may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date you make this election, at which point you must make a new election if you want Optional Automatic Resets to continue. If you discontinue or do not re-elect the Optional Automatic Resets, no Optional Reset will occur automatically on any subsequent Contract Anniversary unless you make a new election under the terms described above.

If you purchased your Contract before February 27, 2006, you may elect an Optional Reset on any Contract Anniversary on or after the third Contract Anniversary and at any subsequent Contract Anniversary as long as it has been at least three years since the last Optional Reset, provided all other requirements are met.

We must receive your request to exercise the Optional Reset in writing, or any other method that we agree to, at least 30 days prior to the applicable Contract Anniversary. We reserve the right to prohibit an Optional Reset if we no longer offer this benefit under the Contract. We are waiving this right with respect to contract owners who purchase Version III of the Guaranteed Minimum Income Benefit on or after May 1, 2005, and will allow those contract owners to elect Optional Resets even if this benefit it no longer offered under the Contract.

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3. GUARANTEED MINIMUM INCOME BENEFIT EXAMPLES

A. Delete the graph at the top of page 80 and replace with the graph at the top of page 104.

B. Insert at the end of the examples on page 80:

2. THE OPTIONAL RESET WITH OPTIONAL AUTOMATIC RESET

Assume your initial investment is $100,000 and no withdrawals are taken. The 5% compounding component of the Income Base increases to $105,000 on the first Anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Account Balance at the first Contract Anniversary is $110,000 due to good market performance, and you elected Optional Resets to occur under the Optional Automatic Reset feature prior to the first Contract Anniversary. Because your Account Balance is higher than your 5% compounding component of the Income Base, an Optional Reset will automatically occur.

The effect of the Optional Reset is:

1)  The 5% automatically resets from $105,000 to $110,000;

2) The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the first Contract Anniversary;

3) The Guaranteed Minimum Income Benefit fee is reset to the fee we charge new contract owners for this benefit at that time; and

4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

The 5% compounding component of the Income Base increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Account Balance at the second Contract Anniversary is $120,000 due to good market performance, and you have not discontinued the Optional Automatic Reset feature. Because your Account Balance is higher than your 5% compounding component of the Income Base, an Optional Reset will automatically occur.

The effect of the Optional Reset is:

1) The 5% compounding component of the Income Base automatically resets from $115,500 to $120,000;

2) The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the second Contract Anniversary;

3) The Guaranteed Minimum Income Benefit fee is reset to the fee we charge new contract owners for this benefit at that time; and

4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

Assume your Account Balance increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Account Balance would exceed the 5% compounding component of the Income Base and an Optional Reset would automatically occur (provided you had not discontinued the Optional Automatic Reset feature, and other requirements were met).

The effect of each Optional Reset is:

1) The 5% compounding component of the Income Base automatically resets to the higher Account Balance;

2) The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the date of the Optional Reset;

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3)  The guaranteed Minimum Income Benefit fee is reset to the fee we charge new contract owners for this benefit at that time; and

4) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

After the seventh Contract Anniversary, the initial Optional Automatic Reset election expires. Assume you do not make a new election of the Optional Automatic Reset.

The 5% compounding component of the Income Base increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your Account Balance at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Reset is not permitted because your Account Balance is lower than your 5% compounding component of the Income Base. However, because the Optional Reset has locked-in previous gains the 5% compounding component of the Income Base remains at $178,500 despite poor market performance, and, provided the benefit continues in effect, will continue to grow at 5% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary on or after your 85th birthday. Also, please note:

1) The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit remains at the 17th Contract Anniversary (10 years from the date of the last Optional Reset);

2)  The Guaranteed Minimum Income Benefit charge remains at its current level;
    and

3) The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.


[CHART - Optional Automatic Resets: The plot points for each year are:

           Account Value               Income Base before reset
0             $100,000                         $100,000
1             $110,000                         $105,000
2             $120,000                         $115,500
3             $130,000                         $126,000
4             $140,000                         $136,500
5             $150,000                         $147,000
6             $160,000                         $157,500
7             $170,000                         $168,000]



       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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